EXHIBIT 23


   CONSENT OF BEARD MILLER COMPANY LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (on Form S-3, File No. 333-43576) of Peoples First, Inc. of our report dated January 12, 2001, with respect to the consolidated financial statements of Peoples First, Inc. incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2000.




                                 /s/ BEARD MILLER COMPANY LLP



Reading, Pennsylvania
March 27, 2001